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                                                                    EXHIBIT 99.1


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SPSS - Q4 2003 SPSS EARNINGS CONFERENCE CALL
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PRESENTATION

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OPERATOR

Good day, everyone. Welcome to the SPSS fourth quarter year end 2003 earnings conference call. With the exception of historical information, the matters discussed on this conference call include forward-looking statements that involve risks and uncertainties, including but not limited to, market conditions, competition, and other risks indicated in the company's filings with the Securities and Exchange Commission. A full safe harbor statement is available in the fourth quarter 2003 press release posted at www.SPSS.com.

At this time, I would now like to introduce Mr. Jack Noonan, President and Chief Executive Officer, Dr. Edward Hamburg, Executive Vice President and Chief Financial Officer, and Mr. Douglas Dow, Vice President of Corporate Development. Please go ahead, gentlemen.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

Thanks, Mike. Good morning, everyone, and thank you for joining us to review our fourth quarter and year end 2003 results.

In the fourth quarter, the company demonstrated improvements in many parts of the business. This is a reasonable end to an important year for SPSS. We built a solid foundation to enter 2004. And while we expect to see improved revenue growth moving forward, we accomplished four critical objectives in 2003.

First, we noticeably improved the company's fundamentals, particularly our overall cash position. During the year, we more than doubled the cash in our balance sheet and nearly quadrupled cash generated from operating activities.

Second, we grew our core statistical tools business in almost every major geographic area and customer segment. The latest release of our core statistical analysis product, SPSS 12 was launched in September 2003 and featured enhanced data visualization and additional analytical capabilities. So far we are happy with the product's rapid market adoption as well as the very positive initial customer response.

Third, we contributed to the differentiation of the predictive analytics as a distinct market segment. For example, IDC published a report titled predictive analytics and ROI that showed predictive analytic projects yield a median ROI of 145%, which translated into a 62% greater return than traditional business intelligence products.

Further, several leading industry analysts firms named SPSS a predictive analytics market leader in published reports. For



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instance, GIGA information group, a Forester research company, published an analytics market overview report which stated, "this can and should be characterized as an early stage market presenting a horse race for software at the top between SASS and SPSS."

Finally, we acquired DataDistilleries, which has served as a catalyst to accelerate our pursuit of the emerging market for predictive analytic applications. So far, the market's response to this fourth quarter acquisition has been positive. Three new applications customers were added in the fourth quarter and we expect our first offering that integrates the DataDistilleries application and SPSS analytic technology to be released in the next few months.

The Butler group, a UK-based industry analyst firm, published a report that stated, "adding DataDistilleries will enable SPSS to promote itself as an end to end supplier of closed loop predictive analytics, a position that many of its competitors look to be a long way away from achieving."

During the second half of 2003, the company celebrated its 35th anniversary and shipped significant new releases of many of its core technologies, including Clementine 8.0, adding deployment and productivity enhancements to our industry leading data mining work bench. A new family of predictive text analytics offerings combining our text and data mining capability. New deployment options for our NetGenesis web analytics applications, new versions of our Dimensions end to end market research applications. Both desktop and server versions of SPSS 12, featuring numerous productivity, visualization, and analytical updates, and ShowCase 6.5, which includes new Internet activity and web-based computer capabilities.

Looking ahead to 2004, we will be integrating our extensive technologies in data mining, text mining, web analytics, and market research, with our rapidly expanding predictive analytic applications capability.

Also announced in early January, SPSS added experienced outsiders to its senior management team, including John Shap, formerly of Siebel, Hyperion and Demand Tech as Senior Vice President, Worldwide Sales Operations, Joe Federer, formerly of Teradata as Vice President of Worldwide Services, and Ron Markham, formerly of Comdisco and GE Rail Services as senior vice President and Chief Information Officer. John, Joe, and Ron are all on board and leading their respective teams.

In summary, we have entered 2004 with solidified financials, a growing and profitable core business, and emerging recognized market space, and new talent experienced in selling and delivering predictive analytic applications. Bottom line, we have put ourselves in a position to improve shareholder value through improved revenue and earnings growth. Long term we have a very clear goal, to make SPSS the dominant supplier of predictive analytic solutions.

At this time, I'd like to turn the call over to Ed Hamburg, our CFO, to give additional details on the fourth quarter and fiscal year 2003 financials. Ed.


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ED HAMBURG  - SPSS - EVP, CFO

Thank you, Jack. I'd like in my commentary this morning to provide some numbers or additional detail in support of the commentary and the earnings release.

For example, how much NetGenesis new license revenues were there in the fourth quarter of this year as well as 2002 is about $800,000. Speaking to the drop in data mining tools revenue that occurred in the fourth quarter. This was almost entirely a government sector phenomenon. Actually, sales of data mining tools actually increased over a very good fourth quarter 2002 among commercial accounts.

The fall-off from 2002 fourth quarter in new market research revenues was entirely a European phenomenon and specific to large transactions. Those would be more than $500,000. Market research license revenues grew nicely for smaller deals in Europe, and in the United States they grew regardless of deal size.

Looking at ShowCase revenues, they were flat to a reasonable fourth quarter of 2002, due to our continued improvement in the United States as we refocus attention on this product line. And we're now transitioning this renewed focus to Europe and to a lesser extent, the Pac Rim.

I'd like to comment on our internal rate of revenue growth. Excluding DataDistilleries revenues in the quarter as well as the effects of changes in currency and deferrals, we were down about 3% compared to the 2002 fourth quarter. As I mentioned in the release, this was a tough comparison given the relatively robust character of the fourth quarter a year ago.

The number of transactions in the quarter were consistent with the pattern we've seen in much of 2003. They were down at the top of the size spectrum. There were just no megadeals. But also at the bottom. So it was in the middle, deals between 25,000 and $100,000 that grew from previous quarters in 2003 and equaled the number completed in the fourth quarter of 2002 although with a higher average transaction value. I think this is evidence of customers carefully testing the buying waters by doing reasonably sized transactions, examining the early return on investment they get from these implemented projects, and then they do this before proceeding with additional purchases.

What was good in the fourth quarter from a geographic standpoint, Japan, who had the best quarter of the year driven by the new
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release of the desktop SPSS statistical product. The United Kingdom, where they saw continued improvement from earlier in 2003. Also saw particularly strong quarters in the fourth in the Netherlands and Spain. What was not good from a geographic standpoint, France, which has been struggling for almost the entire 2003 year. And Denmark. And after a great third quarter, Sweden. In North America, higher education sales continued their steady growth. Public sector sales were bad across the board, and sales to commercial organizations were up.

In 2004, we looked for academic revenues to continue their steady growth. Public sector revenue should be good at the federal level, but flat at best at the state and local levels. And sales in the different commercial verticals should be the primary sources of improved revenue growth into 2004.

Except for the fact that a company never has enough cash, I find little wrong with the company's balance sheet as it has come to look today. In addition to the obvious contribution made by improved operating cash flow to the increase in our cash position, it was also obvious that a very controlled capital spending program also played a part. We plan to loosen this up a bit in 2004 to between 7 and $10 million.

We didn't call this out in the press release, but the amount of goodwill added to the balance sheet due to the DataDistilleries acquisition was about $6.8 million. I want to draw note to our tax provision in the fourth quarter, in which we trued up our estimated tax rate for the year from 36% to the actual
33.5. And this was because our profitability enabled us to take advantage of some research and experimentation credits as well as some foreign tax credits. Today I still recommend using a 36% effective tax rate for 2004 until we learn anything to the contrary and our ongoing tax planning.

Commenting on our actual performance relative to productivity and profitability goals that appear on page 5 of the press release, you can see that in 2003 we crawled into the bottom of the targeted range for staff productivity as is measured by revenue per employee. We want it higher and have set such a target for 2004.

The improved operating profit that we experienced in 2003 still fell short of our targeted range, but we still see definitive progress being made in 2004 towards our long-term goal of 18% operating profit. Our improved operating cash flow drove earnings before interest, taxes, depreciation, and amortization into the middle of our targeted range for the year, and we intend to improve upon this metric again in 2004.

I'd like to conclude by reiterating our guidance for 2004. We look for revenues of between 220 and $230 million with diluted earnings per share of between 75 and 85 cents. These figures assume a gradual strengthening of the U.S. dollar against other major currencies throughout the year and a quarterly pattern of revenues and earnings that is similar to what you've seen in our income statements in prior years. With that, I'd like to turn the discussion back to Jack.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

Let's open it up for questions.


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QUESTION AND ANSWER


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OPERATOR

Ladies and gentlemen, if you wish to ask a question, please press star 1 on your telephone. If your question has been answered or you wish to withdraw your question, please press star 2. Once again, please press star 1 to ask a question. And the first question comes from Patrick Snell with Robert Baird. Please proceed.


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PATRICK SNELL  - ROBERT W. BAIRD - ANALYST

Good morning. First, can you describe a little bit about the described termination of the Siebel CRM solution and a little more clarity around that issue. And secondly as it relates to the public sector, a little more description as to what occurred in this past quarter and why the federal government should be a better sector in calendar '04 and why the state and local sectors should slow down. Thanks.


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ED HAMBURG  - SPSS - EVP, CFO

This is Ed. And I'll speak to the termination of the Siebel implementation. We were experiencing technical problems related to the Siebel implementation for, I'd say, probably about a year, year and a half. And particularly after our experience with Oracle, we've raised the bar on what kind of pain levels we're willing to tolerate on these kinds of implementations. When you couple with it the fact that Siebel went out and, from a strategic alliance standpoint, also aligned itself with another predictive analytics company, you put the two together, and we came to the determination that it was time to look for alternatives. And that is what we're doing. And we believe we will be able to find a very solid alternative over the next couple of months.

On the -- your questions related to the Feds and other governmental organizations, the federal government in the United States right now is affected by these continuing resolutions related to budgeting and expenditures, which is playing a little bit of havoc with some of the larger transactions that are being done. It definitely picks some stuff out of the fourth quarter of this year. I think also to a lesser extent, we are a very strong third quarter in federal kind of ate out of what we were going to be seeing in the fourth quarter.

I think the continuing resolutions are the main reason why there's the delays in expenditure, but there are a few analysts that I'm listening to that are suggesting that the Feds in the United States are going to back off of their I.T. expenses in 2004, particularly for homeland security and fraud related kind of applications. The same analysts who are saying that the Feds should be spending are confirming the fact that the states are really sucking air. It's no secret that state budgets are down all over the place and are kind of struggling with the additional expenses that they already have. So I think I would be shocked if there was any kind of rebound in the state and local level in the United States.


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PATRICK SNELL  - ROBERT W. BAIRD - ANALYST

Okay. And also, just as you look at your 2004 guidance, I guess the implied growth rate midpoint is maybe around 7% or so top line. Can you give us a little color of how you look at that on a product segment basis. You know, your expectations for what type of growth you would expect in the stats business versus analytical apps versus market research versus ShowCase. Kind of give us a sense if any of those categories should be double digit growers in '04 and if any should show flat to negative growth.


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ED HAMBURG  - SPSS - EVP, CFO

I'd say the one that should show the double digits would be in the applications space. If it's not showing double digit in 2004, we're not doing some fundamental things right. I think the data mining tools area should be a double digit grower in 2004. I think the stat tools area should be in the single digits. The mid single digits. And ShowCase should be flat to up in the low to mid single digits.

So, you know, we have this kind of balanced portfolio approach that we have right now. And I would include in the application estimates any kind of additional OEM activity that we might see into 2004. Because 2003 wasn't a particularly robust year for OEM stuff.


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PATRICK SNELL  - ROBERT W. BAIRD - ANALYST

Okay. Thanks.


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OPERATOR

And the next question comes from Patrick with JMP securities. Please proceed.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Ed, can you give us an idea of what the impact of currency on license revenue was.


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ED HAMBURG  - SPSS - EVP, CFO

Well, it's kind of baked into the overall internal rate of growth, Pat. I have not segmented it out into the three different lines.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

All right. Maybe we can get that from you later. That's how most of your competitors report it. How about the impact on EPS?


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ED HAMBURG  - SPSS - EVP, CFO

I'd say it's about two cents.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

And what should we expect for interest income in '04? What's sort of a reasonable level to project?


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ED HAMBURG  - SPSS - EVP, CFO

Interest income?


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Yeah, or expense.


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ED HAMBURG  - SPSS - EVP, CFO

I think it's more on the interest expense side because we're still borrowing against our line of credit with Wells Fargo. I'd say it's running about 400 grand a month -- excuse me. 400 grand a quarter.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Okay. Let's see. What were you using the Siebel software for? What were you planning to use it for? Was it sales force automation, call center? What was it for?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

You got them both. This is Jack. It was call center and sales force automation. And we're actually -- today, we're still using Siebel and People software. We're just using old versions of their product.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Had you capitalized that software? Is that why there was a write-off? How did the accounting work for it?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

First of all, we bought it. So you put that as an asset on the balance sheet. And then we capitalized some of the work that was done on the implementation.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

And did you actually have to pay cash for this, or was this one of the Siebel barter transactions back in the day?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

We paid cash for it.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Hey, Jack, can you describe briefly what Shap's top priorities are for the year? Is he there?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

Is John with us? No. Top priority this year -- well, the first thing out of the box is get introduced to everyone. So he's been on this whirlwind tour. Meeting customers. The last conversation I had with him, he had a couple dozen under his belt already, customers that he's been visiting, those in the pipeline and some of the largest ones on our side. And doing some hiring. We still have a U.S. position to fill and AMIA position to fill. So he's in the middle of hiring, meeting his staff, meeting his customers, and running the pipeline. Just what you'd expect him to be doing.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Okay. And, I mean, it's early, obviously. Do you see him having any impact yet?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

I think -- well, I'd love to say, oh, absolutely, and we're going to have a killer quarter. The answer is the feedback I get is -- and I'll give you -- this guy has common sense. So when you listen to that kind of response from the sales force I didn't hear anyone say he was easy or he's a nice guy. I heard them say he's got a logical approach to the sales process, which is terrific.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

How much turnover are you going to see in sort of the rank and file salespeople as a result of having him come in?

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JACK NOONAN  - SPSS - PRESIDENT AND CEO

We've got a number that we're looking for the entire company, which is we're targeting at 10%, but I expect the field sales force, which typically exceeds that, probably double.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

I'm sorry. I didn't understand that.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

So 20%.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Turnover as a result of all this?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

Yeah.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Okay. And then, lastly, had you originally hoped to have DataDistilleries integrated by, you know, Q1 and now we're -- I heard a couple months or a few months. Is that taking longer than you thought it would?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

No. In fact, it's right on target. We're absolutely right on target. The launch -- we're launching the thing in, I guess, April, but the completion is there. We're already doing some testing.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST

Great. Thank you.


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OPERATOR

Once again, ladies and gentlemen, if you'd like to ask a question, please press star 1 on your telephone. And the next question comes from Joan Tong with Sidoti and Co.


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JOAN TONG  - SIDOTI AND CO. - ANALYST

Good morning. I've got a question regarding the application sales and the percentage of the revenue. Can you be able to disclose that? Application sales versus tool sales. And I got a follow-up.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

Joan, I don't have that percentage right with me.


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JOAN TONG  - SIDOTI AND CO. - ANALYST

Would that be close to like 20-50-50 or more like you have two more tools sales than application sales at this point than in 2003?


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JACK NOONAN - SPSS - PRESIDENT AND CEO

Tool sales still would be the majority of the company sales. I just don't have that breakout here.


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JOAN TONG  - SIDOTI AND CO. - ANALYST

Okay. That's fine. Another question regarding -- you talk about your sales productivity and your employee productivity is not as good as you targeted in 2003 and you're hoping to improve in 2004. I just want to see, as far as sales productivity, would you foresee there might be another round of like restructuring going on if you have, like, you know, a huge, pretty big restructuring in 2002. Would we see a minor restructuring or reorganization there? If you can add some color on that, it would be great.


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

This is Jack. We have no focus on any kind of restructuring going forward. In fact, our focus, we just went out to all our field organizations, and we've reiterated our position as we're going to grow our way out of this. We believe we right sized. We believe we're exactly where we need to be. We may change some people at the edges, but I believe we're sized right, and it's now time to grow our way out of it.


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JOAN TONG  - SIDOTI AND CO. - ANALYST

Okay. Fair enough. Thank you.


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OPERATOR

Once again, please press star 1 if you'd like to ask a question. And the next question comes from Andrew Jeffrey with Needham. Please proceed.


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ANDREW JEFFREY  - NEEDHAM AND CO. - ANALYST

Good morning. Could you elaborate a little bit on the '06 operating margin target you have in the press release, just in terms of how you expect to achieve what would appear to be a pretty significant




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increase in operating margin. Does that take into account some assumptions for accelerating revenue growth based on more application sales, or is that strictly going to be operating leverage?


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ED HAMBURG  - SPSS - EVP, CFO

Andrew, it's Ed. I'd say it's both. But if you look at our income statement, you can see that the first place that we would get additional leverage is on the -- is in our costs of R&D. We're north of 20%, and that really should be, you know, 15, 16%. The reason it's as high as it is we bought a bunch of companies, and we're still -- we're working hard on the development of the technology, and we're just not getting the revenue return off of it.

The second is, if you look at the sales marketing and services line, that should be 3 to 4 percentage points than what you're seeing right now. We've made no secret about the fact that we're not happy with the return on the investment that we're making in this area. So while you can trim, you know, there's always a half a point you can trim off the G&A, but the main area that I think we're going to -- that I know we have to go to is to increase the -- is to get down the percentage of revenues that the expenses in R&D and sales marketing and services represents. I think, to make all that work, we need top line growth in the area of 10%. That's what would -- that's kind of like the necessary but not sufficient condition to make that 18% operating margin work. If it gets below 10%, it's harder to get there. It's a longer road to get there. Does that help?


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ANDREW JEFFREY  - NEEDHAM AND CO. - ANALYST

Yeah, it does. Would there be at any point, you know, a decision point that the company needs to make with respect to the effectiveness and efficiency of the sales force whereby you would say, hey, we're not getting -- it's been two years, three years. We're not getting the kind of revenue growth or efficiencies that we'd like, and therefore we view an essential trade-off between sustainably lower revenue growth and higher operating margin, at which point you would, you know, turn more to a harvest mode? Or is that not something we should be thinking about?


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JACK NOONAN  - SPSS - PRESIDENT AND CEO

This is Jack. First off, it's not something I'm willing to think about right now, especially with what I believe is happening in the predictive analytics market. Secondly, if we can't crank it up this year, this is the year. It will be get it to the right size and grow from there.


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ANDREW JEFFREY  - NEEDHAM AND CO. - ANALYST

Okay.


--------------------------------------------------------------------------------
JACK NOONAN  - SPSS - PRESIDENT AND CEO

This is the year.


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ANDREW JEFFREY  - NEEDHAM AND CO. - ANALYST

Thank you.


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OPERATOR

And the next question comes from Andrew Shopick with Nutmeg Securities. Please proceed.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

I'd like to talk to you about a few balance sheet items. First about capitalized software in general. Can we assume you will more or less be capitalizing to a total percent of R&D costs going forward?


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ED HAMBURG  - SPSS - EVP, CFO

Yes.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

It's always going to be in the 10 to 15% annual rate?


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ED HAMBURG  - SPSS - EVP, CFO

That's correct.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

The DataDistilleries acquisition, I think you mentioned that that would add about 6.8 million to goodwill?


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ED HAMBURG  - SPSS - EVP, CFO

It did already.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Okay. Are there any additional finite intangibles associated with the DataDistilleries acquisition?


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ED HAMBURG  - SPSS - EVP, CFO

About 1.3 million. It's already in.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

In the 6.6 million on the balance sheet?


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ED HAMBURG  - SPSS - EVP, CFO

Yes.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

So it's already reflected in that number?


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ED HAMBURG  - SPSS - EVP, CFO

That's correct.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

And what would be the non-cash amortization charges that you are anticipating based on the current balance sheet for the current calendar year 2004.


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ED HAMBURG  - SPSS - EVP, CFO

Amortization of utilized software or total amortization?


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Amortization related specifically to intangibles. Well, the 6.6 million, which I guess does not include the capitalized software development costs.


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ED HAMBURG  - SPSS - EVP, CFO

No, it does not.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

So I'm just referring to that 6.7 million intangibles that I want to know what the amortization associated with that.


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ED HAMBURG  - SPSS - EVP, CFO

Yeah. I'm trying to factor out -- there would be about $6.5 million worth of amortization of capitalized software.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Okay. That you anticipate for this year?


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ED HAMBURG  - SPSS - EVP, CFO

And 2004.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

6.5 million?


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ED HAMBURG  - SPSS - EVP, CFO

Somewhere in that neighborhood.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Okay.


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ED HAMBURG  - SPSS - EVP, CFO

And then the rest of it is buried in the depreciation and amortization number. Our D and A for the year is probably --


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

You know what I'm trying to get at. I'm just trying to get at an amortization number associated with that particular balance sheet item.


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ED HAMBURG  - SPSS - EVP, CFO

You are?


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Yeah.


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ED HAMBURG  - SPSS - EVP, CFO

I don't have it in front of me, Andrew. I'll turn it around.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

And what component of the business, of the operating expenses, are the amortization charges carried?

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ED HAMBURG  - SPSS - EVP, CFO

Cost of revenue.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

All of it?


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ED HAMBURG  - SPSS - EVP, CFO

Yes.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Is in cost of sales?


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ED HAMBURG  - SPSS - EVP, CFO

Except for all of the amortization of the capitalized software intangibles are in cost of revenue.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

But the other intangibles that I'm referring to, would those amortization costs are carried where?


--------------------------------------------------------------------------------
ED HAMBURG  - SPSS - EVP, CFO

I believe they're distributed across the categories.


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ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Okay. I'll probably call you afterwards and see if we can get a better handle on this because I would like to understand it a little better. Hey, Jack, with respect to specific events related to the whole advertising world, if you will, things like the upcoming Olympics, are there general comments that you can make that relate to the overall conditions in the ad market and things that would affect you as well that you see?


--------------------------------------------------------------------------------
JACK NOONAN  - SPSS - PRESIDENT AND CEO

Well, let's start out with whether it's going to affect SPSS directly based on advertising spending going up. As advertising spend goes up, our market research improves. And it's a follower of advertising spend, and advertising spend has been down. Continued conversations about it improving, but not a whole lot has happened. So you see market research business that's pretty flat. Beyond that, the advertising spend isn't going to help us much else other than in the market research space.

--------------------------------------------------------------------------------
ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

And there aren't any expected effects from things like the Olympic games or other things that might tend to be drivers to business activity?


--------------------------------------------------------------------------------
JACK NOONAN  - SPSS - PRESIDENT AND CEO

Not in our space. You know, we're not IBM, so we're not doing the analysis for the Olympic games. We couldn't write that check.


--------------------------------------------------------------------------------
ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Okay. Thanks.


--------------------------------------------------------------------------------
ED HAMBURG  - SPSS - EVP, CFO

Andrew?


--------------------------------------------------------------------------------
ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Yes.


--------------------------------------------------------------------------------
ED HAMBURG  - SPSS - EVP, CFO

It's Ed. I can confirm that we do spread those intangible costs across the different --


--------------------------------------------------------------------------------
ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Various categories. You're just not sure what they are going to be annually?


--------------------------------------------------------------------------------
ED HAMBURG  - SPSS - EVP, CFO

Back of the envelope, about a million.


--------------------------------------------------------------------------------
ANDREW SHOPICK  - NUTMEG SECURITIES - ANALYST

Okay. Thanks.


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OPERATOR

Again, it's star 1 to ask a question. Please stand by to see if there are any further questions. And there are no further questions at this time. Sir, please proceed.

                                                                FINAL TRANSCRIPT
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SPSS - Q4 2003 SPSS EARNINGS CONFERENCE CALL
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JACK NOONAN  - SPSS - PRESIDENT AND CEO

Well, thank you all for spending the time with SPSS here to listen to our fourth quarter results and year 2003. Look forward to talking to you next quarter.


--------------------------------------------------------------------------------
OPERATOR


This concludes your SPSS fourth quarter year end 2003 earnings conference call. Thank you for your participation today. You may now disconnect.

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